Exhibit 32.2

CERTIFICATION FURNISHED PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Meru Networks, Inc. (the “Company”) for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Brian R. McDonald, Chief Financial and Administrative Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian R. McDonald
Brian R. McDonald
Chief Financial and Administrative Officer

April 30, 2014